EXHIBIT 99.2

                          EQUALNET COMMUNICATIONS CORP.

                         PRO FORMA FINANCIAL INFORMATION

                                EXPLANATORY NOTE


On May 24, 1999, Equalnet Communications Corp. (the "Company") (Nasdaq: ENETC) raised the funding necessary to allow EqualNet Corporation ("EqualNet"), a wholly owned subsidiary of the Company, to consummate its Plan of Reorganization under the supervision and orders of the Bankruptcy Court. The Company and EqualNet were co-proponents of the Plan which called for the Company to pay approximately $1.3 million and to issue approximately 3,000,000 shares of the Company's Common Stock to the Trustee of the Creditors Committee. The Company raised the capital needed to consummate the Plan from five investor groups.

The following unaudited Pro Forma Balance Sheet as of April 30, 1999 is derived from the Registrant's historical unaudited Consolidated Balance Sheet as of April 30, 1999 and has been adjusted to reflect as if certain subsequent equity transactions had occurred as of that date. Such adjustments are preliminary and are based upon negotiated terms. The Pro Forma Consolidated Balance Sheet has not been adjusted for the proposed merger between the Company and e.Volve Technology Group, Inc. or the Company's acquisition of The Intelesis Group Inc., which was disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, which transactions have not been consummated.

                          EQUALNET COMMUNICATIONS CORP.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 1999

                                                                                        PRO FORMA                   PRO
                                                                   HISTORICAL          ADJUSTMENTS                 FORMA
                                                                   ----------          -----------                 -----
ASSETS
CURRENT ASSETS
    CASH                                                        $      599,437            2,200,000     (A)   $ 1,949,437
                                                                                            500,000     (B)
                                                                                         (1,350,000)    (C)

    ACCOUNTS RECEIVABLE (NET OF ALLOWANCE)                          13,174,484                                 13,174,484
                                                                                                                        -
    ADVANCES                                                           301,193                                    301,193
    PREPAID EXPENSES & OTHER NOTE RECEIVABLE                           379,364              327,000     (G)       706,364
                                                                 -------------        -------------          ------------
TOTAL CURRENT ASSETS                                                14,454,478            1,677,000            16,131,478

EQUIPMENT
    COMPUTER EQUIPMENT                                              18,815,816                                 18,815,816
    OFFICE FURNITURE & FIXTURES                                      1,209,032                                  1,209,032
    LEASEHOLD IMPROVEMENTS                                           1,246,855                                  1,246,855
                                                                 -------------                               ------------
TOTAL EQUIPMENT                                                     21,271,703                                 21,271,703
ACCUMULATED DEPRECIATION & AMORITIZATION                            (7,907,308)                                (7,907,308)
                                                                 -------------                               ------------
                                                                    13,364,395                                 13,364,395


CUSTOMER ACQ COST (NET OF AMORT)                                     5,094,367                                  5,094,367
MARKETING AGENT CONTRACTS (NET OF AMORT)                             1,668,493                                  1,668,493
OTHER ASSETS                                                           902,177                                    902,177
                                                                 -------------        -------------          ------------
TOTAL ASSETS                                                     $  35,483,909            1,677,000           $37,160,909
                                                                 =============        =============          ============


-------------------------------------------------------------------------------------------------------------------------
LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - NOT SUBJECT TO COMPROMISE
    -POST PETITION
        PAYABLE TO PROVIDER OF LD SERVICE                       $    1,352,769                                $ 1,352,769
        ACCOUNTS PAYABLE                                             5,416,786                    -             5,416,786
        ACCRUED EXPENSES                                             2,391,802                    -             2,391,802
        ACCRUED SALES TAXES                                            945,785                                    945,785
        DEBT IN DEFAULT                                              5,989,341                                  5,989,341
        CONTRACTUAL OBLIGATIONS WITH REGARD TO RECEIVABLES           2,718,810                                  2,718,810
        SALES AGREE
        NOTES PAYABLE                                                1,608,507                                  1,608,507
                                                                 -------------                               ------------



                                       11

                                                                                        PRO FORMA                   PRO
                                                                   HISTORICAL          ADJUSTMENTS                 FORMA
                                                                   ----------          -----------                 -----

     TOTAL CURRENT LIABILITIES NOT SUBJECT TO COMPROMISE -          20,423,800                                 20,423,800
     POST PETITION

CURRENT LIABILITIES - NOT SUBJECT TO COMPROMISE
    -PRE PETITION
        ACCRUED SALES TAX                                              287,902                                    287,902
        CONTRACTUAL OBLIGATIONS WITH REGARD TO RECEIVABLES           2,010,072                                  2,010,072
          SALES AGREE
        NOTES PAYABLE                                                  400,000                                    400,000
                                                                 -------------                               ------------
    TOTAL CURRENT LIABILITIES NOT SUBJECT TO COMPROMISE -            2,697,974                                  2,697,974
    PETITION

CURRENT LIABILITIES SUBJECT TO COMPROMISE                           15,216,266            (1,350,000)   (C)             -
                                                                                          (3,281,250)   (D)
                                                                                         (10,585,016)   (F)
                                                                 -------------          -------------        ------------
        TOTAL CURRENT LIABILITIES                                   38,338,040           (15,216,266)          23,121,774

NOTES PAYABLE                                                        2,172,436                                  2,172,436
CONVERTIBLE DEBT                                                     2,559,812             (2,559,81)   (E)             -


STOCKHOLDERS' EQUITY                                                 2,000,000                                  2,000,000
    PREFERRED STOCK SERIES A                                         3,000,000                                  3,000,000
    PREFERRED STOCK SERIES B                                         5,826,446                                  5,826,446
    PREFERRED STOCK SERIES C                                         2,002,235                                  2,002,235
    PREFERRED STOCK SERIES D                                                                 500,000    (B)       500,000
    PREFERRED STOCK SERIES E                                                               2,559,812    (E)     2,559,812
    PREFERRED STOCK SERIES F

    COMMON STOCK                                                       243,272                36,667    (A)       309,939
                                                                                              30,000    (D)

    ADDITIONAL PAID IN CAPITAL                                      40,003,977             2,163,333    (A)    45,418,560
                                                                                           3,251,250    (D)

    TREASURY STOCK                                                  (2,522,644)                                (2,522,644)
    WARRANTS OUTSTANDING                                             2,853,460               327,000    (G)     3,180,460
    DEFERRED COMPENSATION                                              (20,415)                                   (20,415)
    RETAINED EARNINGS                                              (60,972,710)           10,585,016    (F)   (50,387,694)
                                                                 -------------          ------------          ------------
TOTAL STOCKHOLDERS' EQUITY                                          (7,586,379)           19,453,078            11,866,699
                                                                 -------------          ------------          ------------
TOTAL LIABILITIES  STOCKHOLDERS' EQUITY                          $  35,483,909             1,677,000           $37,160,909
                                                                 =============          ============          ============


                          EQUALNET COMMUNICATIONS CORP.

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 APRIL 30, 1999


1.  BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet presents the financial position of the Company assuming the Plan of Reorganization were consummated as of April 30, 1999. These statements were prepared taking into consideration certain equity transactions that occurred related to the consummation of EqualNet's Plan of Reorganization.

The unaudited pro forma consolidated balance sheet was prepared by the Company in accordance with generally accepted accounting principles. All calculations have been made based upon certain assumptions and adjustments described in these notes.

The unaudited pro forma consolidated balance sheet should be read in conjunction with the historical consolidated financial statements of the Company. The Company's historical consolidated financial statements are included in its Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and Quarterly Reports on Form 10-Q for the quarters ended September 30, 1998, December 31, 1998 and March 31, 1999.

2.  PRO FORMA ADJUSTMENTS

The following adjustments have been made to the accompanying unaudited pro forma consolidated balance sheet as of April 30, 1999:

(A) Receipt of $2.2 million for the purchase of 3,666,667 shares of the Company's Common Stock.

(B) Receipt of $.5 million for the purchase of 833,333 shares of the Company's Series E Preferred Stock with a liquidation preference of $5.00 per share.

(C) Payment of $1.35 million to the Trustee of the Creditors Committee for outstanding obligations under the Plan of Reorganization.

(D) Issuance of 3,000,000 shares of the Company's Common Stock to the Trustee of the Creditors Committee for outstanding obligations under EqualNet's Plan of Reorganization.

(E) Conversion of approximately $2.6 million of convertible debt into the Company's Series F Preferred Stock. The Series F Preferred Stock receives a 6% dividend payable in kind.

(F) Balance of outstanding debt that was relieved through the Plan of Reorganization. This number is subject to adjustment depending on the outcome of certain claim objections.

(G) Issuance of 300,000 warrants to Comerica Leasing for settlement of claims against the Company and EqualNet. The value of such warrants was determined using the Black-Scholes model.